SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 31, 1996


           The Netplex Group, Inc. (formerly known as CompLink, Ltd.)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New York                     1-11784           11-2824578
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


            8260 Greensboro Drive, 5th Floor, McLean, Virginia 22101
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (703) 356-1717


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Item 2.           Acquisition or Disposition of Assets.
                           -------------------------------------

On December 31, 1996, The Netplex Group, Inc. (the "Company") closed the final portion of the sale of its WorldLink middleware technology to Xcellenet, Inc. for and additional $1 million, bringing the aggregate sale price for the WorldLink technology to $3 million. The WorldLink technology was developed and distributed by the Company's software development and distribution segment (the "segment"). The operations of the segment have been discontinued as a result of the sale. The Company had operated in the software development and distribution segment through its wholly-subsidiary Technology Development Systems, Inc.,
(TDS). TDS became part of the Company in the June 7, 1996 merger between its parent, CompLink, Ltd. and The Netplex Group, Inc.

The sale of the WorldLink technology and related shut down of the segment has been treated as discontinued operations in accordance with APB Opinion No. 30 (APB 30). Pursuant to APB No.30, the revenue, costs and expenses of the segment will be excluded from their captions in the Company's consolidated statements of income and the net results of these operations will be reported as loss from discontinued operations. The net assets of the segment have been written down to their net realizable value after the sale of the WorldLink technology and discontinuance of the segment's operations. These assets will not be reported separately as net assets of discontinued operations in the consolidated balance sheet, as the remaining assets, consisting primarily of furniture and equipment will continue to be used by the Company's remaining operations.

The accompanying unaudited condensed consolidated pro-forma balance sheet and statement of operations reflect the pro-forma effects of the transaction and discontinuance of the segment.

         Item 7.           Financial Statements, Pro Forma Financial
                           -----------------------------------------
                           Information and Exhibits.
                           -------------------------

         Exhibit No.                         Description
         -----------                         -----------

         99.1              Pro forma  financial  information.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE NETPLEX GROUP, INC.



Dated: March 17, 1997                           By:  /s/ Matthew Jones
                                                     -----------------------
                                              Name:  Matthew Jones
                                              Title: Chief Financial Officer





                                       -3-